Exhibit 10.2

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this “Assignment”), is executed as of the 25th day of July, 2024, by and between THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (“Assignor”), and DES PERES STATION LLC, a Delaware limited liability company (“Assignee”) (Assignor and Assignee are sometimes referred to herein, collectively, as the “Parties”). All initially capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as such term is defined below).

RECITALS:

WHEREAS, Assignor and T-C DES PERES CORNERS LLC, a Delaware limited liability company (“Seller”) have entered into that certain Purchase and Sale Agreement dated as of June 12, 2024 (“Purchase Agreement”), for the sale of the property described in the Purchase Agreement (“Property”).

WHEREAS, the Parties desire to enter into this Assignment to, among other things, evidence Assignor’s assignment of its right, title and interest in the Purchase Agreement to Assignee and to evidence Assignee’s assumption of Assignor’s obligations and liabilities under the Purchase Agreement.

AGREEMENTS:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Assignment of Purchase Agreement. Assignor hereby assigns and transfers to Assignee all of Assignor’s right, title, claim and interest in and to the Purchase Agreement, the Property, and all sums paid or deposited into escrow or to Seller by Assignor in connection with the Purchase Agreement.

2. Assumption. Assignee hereby acknowledges and agrees to all of the terms of the Purchase Agreement and accepts the foregoing assignment and assumes any and all obligations and liabilities of Assignor under the Purchase Agreement, in accordance with the terms thereof. Notices to Assignee as “Purchaser” under the Purchase Agreement shall be sent to Assignee at the address for Assignor set forth in Section 15.6 of the Purchase Agreement.

3. No Release. The assignment and assumption set forth in Sections 1 and 2 of this Assignment shall not release Assignor from the obligation of Assignor or Assignee to perform in accordance with the terms of the Purchase Agreement. Assignor acknowledges that, notwithstanding such assignment and assumption, Assignor shall remain primarily obligated under the Purchase Agreement, and Assignor and Assignee shall be co-obligors under the Purchase Agreement with joint and several liability for the performance of all obligations of Assignor set forth thereunder, including, without limitation, the indemnification obligations of Assignor set forth in the Purchase Agreement.

4. Representations and Warranties. Assignor and Assignee hereby represent and warrant to Seller that Assignee is an Affiliated Entity of Assignor, that the assignment being effected by this Assignment complies with the terms of Section 15.7 of the Purchase Agreement, and that each and every representation and warranty made by Assignor in the Purchase Agreement is true and correct with respect to Assignee as of the date of the Purchase Agreement and the Closing Date and such representations and warranties apply fully to this Assignment and shall survive the Closing and the delivery of the Deed.

5. Ratification of Purchase Agreement. Except as expressly modified under this Assignment, the Parties hereby ratify and affirm the terms and provisions of the Purchase Agreement in their entirety.

6. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State in which the Property is located without reference to such State’s conflicts of law principles.

7. Third Party Beneficiary. Assignor and Assignee acknowledge and agree that Seller is and is hereby made a third party beneficiary of this Assignment.

8. Counterparts. This Assignment may be executed in counterparts, each of which, when taken together, shall constitute fully executed originals of this Assignment. To facilitate execution of this Assignment, the parties may exchange by electronic mail (e-mail), or portable document format (PDF) counterparts or other electronic imaging of the signature page, which shall be effective as original signature pages for all purposes. Delivery of the execution original to the Assignment or any e-mail signature or PDF thereof may be given on behalf of a party by the attorney of such party.

[Signature Page Follows]

ASSIGNOR:

THE PHILLIPS EDISON GROUP LLC,
an Ohio limited liability company

By:	/s/ Joseph Schlosser
Name:	Joseph Schlosser, Executive Vice President

ASSIGNEE:

DES PERES STATION LLC,
a Delaware limited liability company

By: Necessity Retail Venture LLC,
a Delaware limited liability company,
its sole member

By: NRV PE Member LLC,
a Delaware limited liability company,
its managing member

By:	/s/ Stephen Bien
Name:	Stephen Bien
Title:	Authorized Signatory